Exhibit 32.1

CERTIFICATION OF
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Safco Investment Holding Corp. (the “Company”) for the year ended December 31, 2014 as filed with the Securities and Exchange Commission (the “Report”), I, Alex Jen, President, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Report, fairly represents in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2015
/s/ Henry Lee

Henry Lee President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors (Principal Executive Officer and Principal Financial Officer)